Exhibit 10.1

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of March 1, 2021, is by and among SSE HOLDINGS, LLC, a Delaware limited liability company (the “Borrower”), the Guarantors party hereto, the Lenders party hereto, and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as administrative agent on behalf of the Lenders under the Credit Agreement (as hereinafter defined) (in such capacity, the “Administrative Agent”).

W I T N E S S E T H

WHEREAS, the Borrower, the Guarantors, the Lenders from time to time party thereto, and the Administrative Agent are parties to that certain Credit Agreement dated as of August 2, 2019 (as amended by that certain First Amendment to Credit Agreement dated as of May 4, 2020 and as further amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement, as amended hereby);

WHEREAS, the Credit Parties have requested that the Lenders make certain amendments to the Credit Agreement as set forth herein; and

WHEREAS, the Lenders have agreed to amend the Credit Agreement subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I
AMENDMENTS TO CREDIT AGREEMENT

1.1    Amendment to “Applicable Margin”. The definition of “Applicable Margin” in Section 1.1 of the Credit Agreement is hereby amended by replacing the text “March 31, 2021” with the text “March 31, 2022”.

1.2    Amendment to “Bail-In Action”. The definition of “Bail-In Action” in Section 1.1 of the Credit Agreement is hereby amended by (i) replacing the text “applicable EEA Resolution Authority” with the text “applicable Resolution Authority” and (ii) replacing the text “EEA Financial Institution” with the text “Affected Financial Institution”.

1.3    Amendment to “Bail-In Legislation”. The definition of “Bail-In Legislation” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).

1.4    Amendment to “Consolidated Total Net Lease Adjusted Leverage Ratio”. The definition of “Consolidated Total Net Lease Adjusted Leverage Ratio” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Consolidated Total Net Lease Adjusted Leverage Ratio” means, as of any date of determination, the ratio of (a) the sum of (i) Consolidated Total Indebtedness on such date plus (ii) the product of Consolidated Rents paid in cash for the period of four (4) consecutive Fiscal Quarters of the Borrower most recently ended multiplied by eight less (iii) amounts held in a Managed Income Fund and unrestricted cash and Cash Equivalents of the Credit Parties in an amount not to exceed $35,000,000 to (b) Consolidated EBITDAR for the period of four (4) consecutive Fiscal Quarters of the Borrower most recently ended.

1.5    Amendment to “LIBOR”. The definition of “LIBOR” in Section 1.1 of the Credit Agreement is hereby amended by replacing each instance of the text “Replacement Rate” with the text “Benchmark Replacement”.

1.6    Amendment to “Permitted Convertible Indebtedness”. Clause (a) in the definition of “Permitted Convertible Indebtedness” in Section 1.1 of the Credit Agreement is hereby amended by replacing the text “the Borrower” with the text “Holdings”.

1.7    Amendment to “Revolving Credit Maturity Date”. The definition of “Revolving Credit Maturity Date” in Section 1.1 of the Credit Agreement is hereby amended by replacing the text “August 2, 2024” with the text “September 30, 2022”.

1.8    Amendment to “Sanctioned Country”. The definition of “Sanctioned Country” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Sanctioned Country” means at any time, a country, region or territory which is itself (or whose government is) the subject or target of any Sanctions (including, as of the Closing Date, Cuba, Iran, North Korea, Syria and Crimea).

1.9    Amendment to “Sanctioned Person”. The definition of “Sanctioned Person” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by OFAC (including OFAC’s Specially Designated Nationals and Blocked Persons List and OFAC’s Consolidated Non-SDN List), the U.S. Department of State, the United Nations Security Council, the European Union, any European member state, Her Majesty’s Treasury, or other relevant sanctions authority, (b) any Person operating, organized or resident in a Sanctioned Country, (c) any Person owned or controlled by, or acting or purporting to act for or on behalf of, directly or indirectly, any such Person or Persons described in clauses (a) and (b), including a Person that is deemed by OFAC to be a Sanctions target based on the ownership of such legal entity by Sanctioned Person(s) or (d) any Person otherwise a target of Sanctions, including vessels and aircraft, that are designated under any Sanctions program.

1.10    Amendment to “Write-Down and Conversion Powers”. The definition of “Write-Down and Conversion Powers” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Write-Down and Conversion Powers” means (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.

1.11    Amendment to Section 1.1. Section 1.1 of the Credit Agreement is hereby amended by inserting the following new definitions in the appropriate alphabetical order therein:

“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.

“Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, (x) if the then-current Benchmark is a term rate, any tenor for such Benchmark or (y) otherwise, any payment period for interest calculated with reference to such Benchmark, as applicable, that is or may be used for determining the length of an Interest Period pursuant to this Agreement as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to Section 4.8(c)(iv).

“Benchmark” means, initially, USD LIBOR; provided that if a Benchmark Transition Event, a Term SOFR Transition Event, or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date have occurred with respect to USD LIBOR or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 4.8(c)(i).

“Benchmark Replacement” means, for any Available Tenor,

(a)    with respect to any Benchmark Transition Event or Early Opt-in Election, the first alternative set forth in the order below that can be determined by the Administrative Agent for the applicable Benchmark Replacement Date:

(1) the sum of: (A) Term SOFR and (B) the related Benchmark Replacement Adjustment;

(2) the sum of: (A) Daily Simple SOFR and (B) the related Benchmark Replacement Adjustment;

(3) the sum of: (A) the alternate benchmark rate that has been selected by the Administrative Agent and the
Borrower as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for Dollar-
denominated syndicated credit facilities at such time and (B) the related Benchmark Replacement Adjustment;
or

(b)    with respect to any Term SOFR Transition Event, the sum of (i) Term SOFR and (ii) the related Benchmark Replacement Adjustment;

provided that, (i) in the case of clause (a)(1), if the Administrative Agent decides that Term SOFR is not administratively feasible for the Administrative Agent, then Term SOFR will be deemed unable to be determined for purposes of this definition and (ii) in the case of clause (a)(1) or clause (b) of this definition, the applicable Unadjusted Benchmark Replacement is displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion. If the Benchmark Replacement as determined pursuant to clause (a)(1), (a)(2) or (a)(3) or clause (b) of this definition would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents.

“Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable Interest Period and Available Tenor for any setting of such Unadjusted Benchmark Replacement:

(1)    for purposes of clauses (a)(1) and (a)(2) of the definition of “Benchmark Replacement,” the first alternative set forth in the order below that can be determined by the Administrative Agent:

(a) the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) as of the Reference Time such Benchmark Replacement is first set for such Interest Period that has been selected or recommended by the Relevant Governmental Body for the replacement of such Available Tenor of such Benchmark with the applicable Unadjusted Benchmark Replacement;

(b) the spread adjustment (which may be a positive or negative value or zero) as of the Reference Time such Benchmark Replacement is first set for such Interest Period that would apply to the fallback rate for a derivative transaction referencing the ISDA Definitions to be effective upon an index cessation event with respect to such Available Tenor of such Benchmark;

(2)    for purposes of clause (a)(3) of the definition of “Benchmark Replacement,” the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Available Tenor of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body on the applicable Benchmark Replacement Date or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Available Tenor of such Benchmark with the applicable Unadjusted Benchmark Replacement for Dollar-denominated syndicated credit facilities; and

(3)    for purposes of clause (b) of the definition of “Benchmark Replacement,” the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) as of the Reference Time such Benchmark Replacement is first set for such Interest Period that has been selected or recommended by the Relevant Governmental Body for the replacement of such Available Tenor of USD LIBOR with a SOFR-based rate;

provided that, (x) in the case of clause (1) above, such adjustment is displayed on a screen or other information service that publishes such Benchmark Replacement Adjustment from time to time as selected by the Administrative Agent in its reasonable discretion and (y) if the then-current Benchmark is a term rate, more than one tenor of such Benchmark is available as of the applicable Benchmark Replacement Date and the applicable Unadjusted Benchmark Replacement that will replace such Benchmark in accordance with Section 4.8(c)(i) will not be a term rate, the Available Tenor of such Benchmark for purposes of this definition of “Benchmark Replacement Adjustment” shall be deemed to be, with respect to each Unadjusted Benchmark Replacement having a payment period for interest calculated with reference thereto, the Available Tenor that has approximately the same length (disregarding business day adjustments) as such payment period.

“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Business Day,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of such Benchmark Replacement exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents).

“Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark:

(1)    in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof);

(2)    in the case of clause (3) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein;

(3)    in the case of a Term SOFR Transition Event, the date that is thirty (30) days after the Administrative Agent has provided the Term SOFR Notice to the Lenders and the Borrower pursuant to Section 4.8(c)(i)(B); or

(4)    in the case of an Early Opt-in Election, the sixth (6th) Business Day after the date notice of such Early Opt-in Election is provided to the Lenders, so long as the Administrative Agent has not received, by 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Early Opt-in Election is provided to the Lenders, written notice of objection to such Early Opt-in Election from Lenders comprising the Required Lenders.

For the avoidance of doubt, (i) if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination and (ii) the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (1) or (2) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark:

(1) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof);

(2) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the FRB, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or

(3) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are no longer representative.

For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Unavailability Period” means the period (if any) (x) beginning at the time that a Benchmark Replacement Date pursuant to clauses (1) or (2) of that definition has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 4.8(c) and (y) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 4.8(c).

“Consolidated Senior Secured Net Lease Adjusted Leverage Ratio” means, as of any date of determination, the ratio of (a) the sum of (i) Consolidated Total Indebtedness (other than Subordinated Indebtedness) secured by a Lien on any property or assets of the Borrower or any of its Subsidiaries on such date plus (ii) the product of Consolidated Rents paid in cash for the period of four (4) consecutive Fiscal Quarters of the Borrower most recently ended multiplied by eight less (iii) amounts held in a Managed Income Fund and unrestricted cash and Cash Equivalents of the Credit Parties in an amount not to exceed $35,000,000 to (b) Consolidated EBITDAR for the period of four (4) consecutive Fiscal Quarters of the Borrower most recently ended. Notwithstanding the foregoing, for purposes of calculating the Consolidated Senior Secured Net Lease Adjusted Leverage Ratio to determine compliance with Section 8.14(a) as of the end of the Fiscal Quarters ending on or about March 31, 2022 and June 30, 2022, Consolidated EBITDA included in clause (b) above shall be calculated as (x) in the case of the Fiscal Quarter ending on or about March 31, 2022, actual Consolidated EBITDA for such Fiscal Quarter multiplied by 4.76, and (y) in the case of the Fiscal Quarter ending on or about June 30, 2022, actual Consolidated EBITDA for the period of two (2) consecutive Fiscal Quarters then ending multiplied by 1.96.

“Corresponding Tenor” with respect to any Available Tenor means, as applicable, either a tenor (including overnight) or an interest payment period having approximately the same length (disregarding business day adjustment) as such Available Tenor.

“Daily Simple SOFR” means, for any day, SOFR, with the conventions for this rate (which will include a lookback) being established by the Administrative Agent in accordance with the conventions for this rate selected or recommended by the Relevant Governmental Body for determining “Daily Simple SOFR” for syndicated business loans; provided, that if the Administrative Agent decides that any such convention is not administratively feasible for the Administrative Agent, then the Administrative Agent may establish another convention in its reasonable discretion.

“Early Opt-in Election” means, if the then-current Benchmark is USD LIBOR, the occurrence of:

(1) a notification by the Administrative Agent to (or the request by the Borrower to the Administrative Agent to notify) each of the other parties hereto that at least five (5) currently outstanding Dollar-denominated syndicated credit facilities at such time contain (as a result of amendment or as originally executed) a SOFR-based rate (including SOFR, a term SOFR or any other rate based upon SOFR) as a benchmark rate (and such syndicated credit facilities are identified in such notice and are publicly available for review), and

(2) the joint election by the Administrative Agent and the Borrower to trigger a fallback from USD LIBOR and the provision by the Administrative Agent of written notice of such election to the Lenders.

“Electronic Record” has the meaning assigned to that term in, and shall be interpreted in accordance with, 15 U.S.C. 7006.

“Electronic Signature” has the meaning assigned to that term in, and shall be interpreted in accordance with, 15 U.S.C. 7006.

“Federal Reserve Bank of New York’s Website” means the website of the Federal Reserve Bank of New York at http://www.newyorkfed.org, or any successor source.

“Floor” means the benchmark rate floor, if any, provided in this Agreement initially (as of the execution of this Agreement, the modification, amendment or renewal of this Agreement or otherwise) with respect to USD LIBOR.

“FRB” means the Board of Governors of the Federal Reserve System of the United States.

“ISDA Definitions” means the 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time by the International Swaps and Derivatives Association, Inc. or such successor thereto.

“Reference Time” with respect to any setting of the then-current Benchmark means (a) if such Benchmark is USD LIBOR, 11:00 a.m. (London time) on the day that is two (2) London Banking Days preceding the date of such setting, and (b) if such Benchmark is not USD LIBOR, the time determined by the Administrative Agent in its reasonable discretion.

“Relevant Governmental Body” means the FRB or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the FRB or the Federal Reserve Bank of New York, or any successor thereto.

“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.

“Sanctions” means any and all economic or financial sanctions, sectoral sanctions, secondary sanctions, trade embargoes and restrictions and anti-terrorism laws, including but not limited to those imposed, administered or enforced from time to time by the U.S. government (including those administered by OFAC or the U.S. Department of State), the United Nations Security Council, the European Union, any European member state, Her Majesty’s Treasury, or other relevant sanctions authority in any jurisdiction in which (a) the Borrower or any of its Subsidiaries or Affiliates is located or conducts business, (b) in which any of the proceeds of the Extensions of Credit will be used, or (c) from which repayment of the Extensions of Credit will be derived.

“SOFR” means, with respect to any Business Day, a rate per annum equal to the secured overnight financing rate for such Business Day published by the SOFR Administrator on the SOFR Administrator’s Website on the immediately succeeding Business Day.

“SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate).

“SOFR Administrator’s Website” means the website of the Federal Reserve Bank of New York, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time.

“Subordinated Indebtedness” means any Indebtedness incurred by the Borrower or any of its Subsidiaries that is expressly subordinated and made junior in right of payment to the full and final payment of the Secured Obligations on terms and conditions satisfactory to the Administrative Agent.

“Term SOFR” means, for the applicable Corresponding Tenor as of the applicable Reference Time, the forward-looking term rate based on SOFR that has been selected or recommended by the Relevant Governmental Body.

“Term SOFR Notice” means a notification by the Administrative Agent to the Lenders and the Borrower of the occurrence of a Term SOFR Transition Event.

“Term SOFR Transition Event” means the determination by the Administrative Agent that (a) Term SOFR has been recommended for use by the Relevant Governmental Body, (b) the administration of Term SOFR is administratively feasible for the Administrative Agent and (c) a Benchmark Transition Event or an Early Opt-in Election, as applicable, has previously occurred resulting in the replacement of the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 5.8(c) with a Benchmark Replacement the Unadjusted Benchmark Replacement component of which is not Term SOFR.

“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.

“Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment.

“USD LIBOR” means the London interbank offered rate for Dollars.

1.12    Amendment to Section 1.11. Section 1.11 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

Section 1.11 Rates; LIBOR Notification. The interest rate on LIBOR Rate Loans and Base Rate Loans (when determined by reference to clause (c) of the definition of Base Rate) is determined by reference to LIBOR, which is derived from the London interbank offered rate. The London interbank offered rate is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. In July 2017, the U.K. Financial Conduct Authority announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions to the ICE Benchmark Administration (together with any successor to the ICE Benchmark Administrator, the “IBA”) for purposes of the IBA setting the London interbank offered rate. As a result, it is possible that commencing in 2022, the London interbank offered rate may no longer be available or may no longer be deemed an appropriate reference rate upon which to determine the interest rate on LIBOR Rate Loans or Base Rate Loans (when determined by reference to clause (c) of the definition of Base Rate). In light of this eventuality, public and private sector industry initiatives have been and continue, as of the date hereof, to be underway to identify new or alternative reference rates to be used in place of the London interbank offered rate. In the event that the London interbank offered rate or any other then-current Benchmark is no longer available or in certain other circumstances set forth in Section 4.8(c), such Section 4.8(c) provides a mechanism for determining an alternative rate of interest. The Administrative Agent will notify the Borrower in advance, pursuant to Section 4.8(c), of any change to the reference rate upon which the interest rate on LIBOR Rate Loans and Base Rate Loans (when determined by reference to clause (c) of the definition of Base Rate) is based. However, the Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, (i) the administration of, submission of, calculation of or any other matter related to the London interbank offered rate or other rates in the definition of “LIBOR” or with respect to any alternative, comparable or successor rate thereto, or replacement rate thereof (including any then-current Benchmark or any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement reference rate (including any Benchmark Replacement), as it may or may not be adjusted pursuant to Section 4.8(c), will be similar to, or produce the same value or economic equivalence of, LIBOR or any other Benchmark, or have the same volume or liquidity as did the London interbank offered rate or any other Benchmark prior to its discontinuance or unavailability, or (ii) the effect, implementation or composition of any Benchmark Replacement Conforming Changes.

1.13    Amendment to Article I. Article I of the Credit Agreement is hereby amended by inserting a new Section 1.12 immediately following Section 1.11 to read as follows:

Section 1.12    Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time.

1.14    Amendment to Section 4.8. Section 4.8 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

Section 4.8    Changed Circumstances.

(a)    Circumstances Affecting LIBOR Rate Availability. Subject to clause (c) below, in connection with any request for a LIBOR Rate Loan or a conversion to or continuation thereof or otherwise, if for any reason (i) the Administrative Agent shall determine (which determination shall be conclusive and binding absent manifest error) that Dollar deposits are not being offered to banks in the London interbank eurodollar market for the applicable amount and Interest Period of such Loan, (ii) the Administrative Agent shall determine (which determination shall be conclusive and binding absent manifest error) that reasonable and adequate means do not exist for the ascertaining the LIBOR Rate for such Interest Period with respect to a proposed LIBOR Rate Loan or (iii) the Required Lenders shall determine (which determination shall be conclusive and binding absent manifest error) that the LIBOR Rate does not adequately and fairly reflect the cost to such Lenders of making or maintaining such Loans during such Interest Period, then the Administrative Agent shall promptly give notice thereof to the Borrower. Thereafter, until the Administrative Agent notifies the Borrower that such circumstances no longer exist, the obligation of the Lenders to make LIBOR Rate Loans and the right of the Borrower to convert any Loan to or continue any Loan as a LIBOR Rate Loan shall be suspended, and the Borrower shall either (A) repay in full (or cause to be repaid in full) the then outstanding principal amount of each such LIBOR Rate Loan together with accrued interest thereon (subject to Section 4.1(d)), on the last day of the then current Interest Period applicable to such LIBOR Rate Loan; or (B) convert the then outstanding principal amount of each such LIBOR Rate Loan to a Base Rate Loan as of the last day of such Interest Period.

(b)    Laws Affecting LIBOR Rate Availability. If, after the date hereof, the introduction of, or any change in, any Applicable Law or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any of the Lenders (or any of their respective Lending Offices) with any request or directive (whether or not having the force of law) of any such Governmental Authority, central bank or comparable agency, shall make it unlawful or impossible for any of the Lenders (or any of their respective Lending Offices) to honor its obligations hereunder to make or maintain any LIBOR Rate Loan, such Lender shall promptly give notice thereof to the Administrative Agent and the Administrative Agent shall promptly give notice to the Borrower and the other Lenders. Thereafter, until the Administrative Agent notifies the Borrower that such circumstances no longer exist, (i) the obligations of the Lenders to make LIBOR Rate Loans, and the right of the Borrower to convert any Loan to a LIBOR Rate Loan or continue any Loan as a LIBOR Rate Loan shall be suspended and thereafter the Borrower may select only Base Rate Loans and (ii) if any of the Lenders may not lawfully continue to maintain a LIBOR Rate Loan to the end of the then current Interest Period applicable thereto, the applicable Loan shall immediately be converted to a Base Rate Loan for the remainder of such Interest Period.

(c)    Benchmark Replacement Setting.

(i)    (A)    Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Loan Document (and any Hedge Agreement shall be deemed not to be a “Loan Document” for purposes of this Section 4.8(c)) if a Benchmark Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then (x) if a Benchmark Replacement is determined in accordance with clause (a)(1) or (a)(2) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document and (y) if a Benchmark Replacement is determined in accordance with clause (a)(3) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of any Benchmark setting at or after 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Required Lenders.

(B)    Notwithstanding anything to the contrary herein or in any other Loan Document, if a Term SOFR Transition Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then the applicable Benchmark Replacement will replace the then-current Benchmark for all purposes hereunder or under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings, without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document; provided that this clause (B) shall not be effective unless the Administrative Agent has delivered to the Lenders and the Borrower a Term SOFR Notice. For the avoidance of doubt, the Administrative Agent shall not be required to deliver a Term SOFR Notice after a Term SOFR Transition Event and may elect or not elect to do so in its sole discretion.

(ii)    Benchmark Replacement Conforming Changes. In connection with the implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document.

(iii)    Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Borrower and the Lenders of (A) any occurrence of a Benchmark Transition Event, a Term SOFR Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date, (B) the implementation of any Benchmark Replacement, (C) the effectiveness of any Benchmark Replacement Conforming Changes, (D) the removal or reinstatement of any tenor of a Benchmark pursuant to Section 4.8(c)(iv) below and (E) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 4.8(c), including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 4.8(c).

(iv)    Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (A) if the then-current Benchmark is a term rate (including Term SOFR or USD LIBOR) and either (1) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (2) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is or will be no longer representative, then the Administrative Agent may modify the definition of “Interest Period” for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (B) if a tenor that was removed pursuant to clause (A) above either (1) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (2) is not, or is no longer, subject to an announcement that it is or will no longer be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” for all Benchmark settings at or after such time to reinstate such previously removed tenor.

(v)    Benchmark Unavailability Period. Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Borrower may revoke any request for a borrowing of, conversion to or continuation of LIBOR Rate Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Borrower will be deemed to have converted any such request into a request for a borrowing of or conversion to Base Rate Loans. During any Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of the Base Rate based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of the Base Rate.

(d)    Illegality. If, in any applicable jurisdiction, the Administrative Agent, the Issuing Lender or any Lender determines that any Applicable Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for the Administrative Agent, the Issuing Lender or any Lender to (i) perform any of its obligations hereunder or under any other Loan Document, (ii) to fund or maintain its participation in any Loan or (iii) issue, make, maintain, fund or charge interest or fees with respect to any Extension of Credit such Person shall promptly notify the Administrative Agent, then, upon the Administrative Agent notifying the Borrower, and until such notice by such Person is revoked, any obligation of such Person to issue, make, maintain, fund or charge interest or fees with respect to any such Extension of Credit shall be suspended, and to the extent required by Applicable Law, cancelled. Upon receipt of such notice, the Credit Parties shall, (A) repay that Person’s participation in the Loans or other applicable Obligations on the last day of the Interest Period for each Loan or other Obligation occurring after the Administrative Agent has notified the Borrower or, if earlier, the date specified by such Person in the notice delivered to the Administrative Agent (being no earlier than the last day of any applicable grace period permitted by Applicable Law) and (B) take all reasonable actions requested by such Person to mitigate or avoid such illegality.

1.15    Amendment to Section 6.1. Section 6.1 of the Credit Agreement is hereby amended by replacing the text “EEA” with the text “Affected”.

1.16    Amendment to Section 7.1. Section 7.1 of the Credit Agreement is hereby amended by amending and restating clause (d) therein in its entirety to read as follows:

(d)    Sales and Liquidity Reports. Within twenty (20) days after the end of each month ending during the period commencing May 1, 2020 and continuing through and including March 31, 2022 only, (i) a summary of Liquidity as of the end of such month and (ii) a monthly summary of same-store sales for the restaurants of the Borrower and its Subsidiaries for the applicable month, in each case in form and detail reasonably acceptable to the Administrative Agent.

1.17    Amendment to Section 7.2. Section 7.2 of the Credit Agreement is hereby amended by amending and restating clause (a)(iii) therein in its entirety to read as follows:

(iii) except in the case of financial statements delivered pursuant to Section 7.1(b) for the last Fiscal Quarter of a Fiscal Year, setting forth reasonably detailed calculations demonstrating compliance with Section 8.14 and a calculation of the Consolidated Total Net Lease Adjusted Leverage Ratio and

1.18    Amendment to Section 8.1. Section 8.1 of the Credit Agreement is hereby amended by:

(i) amending and restating clause (n) therein to read as follows:

(n)    Unsecured Indebtedness of any Credit Party in an aggregate amount not to exceed $250,000,000 at any time outstanding, provided that, after giving effect to the incurrence of such Indebtedness on a pro forma basis, the Consolidated Total Net Lease Adjusted Leverage Ratio shall be less than or equal to 4.00 to 1.00;

(ii) replacing the final period in clause (o) with the text “; and”

and (iii) inserting a new clause (p) immediately following clause (o) therein to read as follows:

(p)    Permitted Convertible Indebtedness in an aggregate principal amount not to exceed $300,000,000 at any time outstanding, provided that (i) such Permitted Convertible Indebtedness is incurred during the period commencing March 1, 2021 and ending on March 31, 2021 and (ii) at the time such Permitted Convertible Indebtedness is incurred, no Default or Event of Default shall exist or would result therefrom.

1.19    Amendment to Section 8.3. Section 8.3 of the Credit Agreement is hereby amended by (i) replacing the text “September 30, 2021” in clause (g) therein with the text “the date the Borrower delivers to the Administrative Agent the financial statements pursuant to Section 7.1(b) and Officer’s Compliance Certificate pursuant to Section 7.2(a) for the Fiscal Quarter ending March 31, 2022” and (ii) replacing the text “September 30, 2021” in clause (p) therein with the text “the date the Borrower delivers to the Administrative Agent the financial statements pursuant to Section 7.1(b) and Officer’s Compliance Certificate pursuant to Section 7.2(a) for the Fiscal Quarter ending March 31, 2022”.

1.20    Amendment to Section 8.6. Section 8.6 of the Credit Agreement is hereby amended as follows:

(i)    clause (d) therein is amended and restated to read as follows:

(d)    the Borrower shall be entitled to make any “Tax Distributions” and “Gross-Up Tax Distributions” (each as defined in the LLC Agreement as in effect on the date hereof) in accordance with Section 4.01(b) of the LLC Agreement, and each other Credit Party may pay dividends or otherwise make distributions to permit the Borrower to make such distributions;

(ii)     the text “September 30, 2021” in clause (e) therein is replaced with the text “the date the Borrower delivers to the Administrative Agent the financial statements pursuant to Section 7.1(b) and Officer’s Compliance Certificate pursuant to Section 7.2(a) for the Fiscal Quarter ending March 31, 2022”;

(iii)     the text “March 31, 2021” in clause (e) therein is replaced with the text “the date the Borrower delivers to the Administrative Agent the financial statements pursuant to Section 7.1(b) and Officer’s Compliance Certificate pursuant to Section 7.2(a) for the Fiscal Quarter ending March 31, 2022”;

(iv)     the text “September 30, 2021” in clause (g) therein is replaced with the text “the date the Borrower delivers to the Administrative Agent the financial statements pursuant to Section 7.1(b) and Officer’s Compliance Certificate pursuant to Section 7.2(a) for the Fiscal Quarter ending March 31, 2022”;

(v)     the text “September 30, 2021” in clause (h) therein is replaced with the text “the date the Borrower delivers to the Administrative Agent the financial statements pursuant to Section 7.1(b) and Officer’s Compliance Certificate pursuant to Section 7.2(a) for the Fiscal Quarter ending March 31, 2022”;

(vi)     the text “September 30, 2021” in clause (i) therein is replaced with the text “the date the Borrower delivers to the Administrative Agent the financial statements pursuant to Section 7.1(b) and Officer’s Compliance Certificate pursuant to Section 7.2(a) for the Fiscal Quarter ending March 31, 2022”; and

(vii)     the last sentence thereof is amended and restated to read as follows:

Notwithstanding anything to the contrary in the foregoing, the issuance of, entry into (including any payments of premiums in connection therewith), performance of obligations under (including any payments of interest), and conversion, exchange, exercise, repurchase, redemption, settlement or termination or cancellation of (whether in whole or in part and including by netting or set-off) (in each case, whether in cash, common stock of Holdings or, following a merger event or other change of the common stock of Holdings, other securities or property), or the satisfaction of any condition that would permit or require any of the foregoing, any Permitted Convertible Indebtedness, any Permitted Bond Hedge Transaction, any Permitted Warrant Transaction, any corresponding or related transaction as between Holdings and the Borrower in respect of the foregoing, and any distributions from Borrower to Holdings or from any other Credit Party to Borrower that are necessary or advisable to address any disparate Tax consequences as between Borrower and Holdings or other Tax inefficiencies arising as a result of any of the foregoing, in each case, shall not constitute a Restricted Payment by the Borrower.

1.21    Amendment to Section 8.9. Section 8.9 of the Credit Agreement is hereby amended as follows:

(i)    clause (a)(iii) therein is amended and restated to read as follows:

(iii)    payment of regularly scheduled interest (including any special or additional interest in respect of any Permitted Convertible Indebtedness and any intercompany debt relating thereto) and principal payments as and when due in respect of any Indebtedness (other than any such payments prohibited by any subordination provisions applicable thereto);

(ii)    the text “September 30, 2021” in clause (a)(vi) therein is replaced with the text “the date the Borrower delivers to the Administrative Agent the financial statements pursuant to Section 7.1(b) and Officer’s Compliance Certificate pursuant to Section 7.2(a) for the Fiscal Quarter ending March 31, 2022”.

1.22    Amendment to Section 8.14. Section 8.14 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

Section 8.14    Financial Covenants.

(a)    Consolidated Senior Secured Net Lease Adjusted Leverage Ratio. As of the last day of (i) the Fiscal Quarter ending on or about March 31, 2022, permit the Consolidated Senior Secured Net Lease Adjusted Leverage Ratio to be greater than 4.50 to 1.00, (ii) the Fiscal Quarter ending on or about June 30, 2022, permit the Consolidated Senior Secured Net Lease Adjusted Leverage Ratio to be greater than 4.25 to 1.00 and (iii) each other Fiscal Quarter, permit the Consolidated Senior Secured Net Lease Adjusted Leverage Ratio to be greater than 4.00 to 1.00; provided, that for each of the six (6) Fiscal Quarters immediately following a Qualified Transaction, commencing with the Fiscal Quarter in which such Qualified Transaction was consummated (such period of increase, the “Leverage Increase Period”), the required Consolidated Senior Secured Net Lease Adjusted Leverage Ratio shall be increased by up to 0.50; provided, further, that (i) there shall be no more than three (3) Leverage Increase Periods during the term of this Agreement, (ii) there shall be no more than one (1) Leverage Increase Period in effect at any time, (iii) the maximum Consolidated Senior Secured Net Lease Adjusted Leverage Ratio shall revert to the then-permitted ratio (without giving effect to such increase) for at least one (1) fiscal quarter before a new Leverage Increase Period may be invoked and (iv) the Leverage Increase Period shall only apply (A) with respect to the calculation of the Consolidated Senior Secured Net Lease Adjusted Leverage Ratio for purposes of determining compliance with this Section 8.14(a) as of the end of any Fiscal Quarter of the Borrower during such period, (B) for purposes of determining compliance with this Section 8.14(a) on pro forma basis to determine compliance with clause (e) of the definition of “Permitted Acquisition” or with Section 8.6(e)(iii)(A)(1) and (C) for purposes of determining compliance with this Section 8.14(a) on a pro forma basis to determine if an Incremental Loan is permitted to be incurred. Notwithstanding the foregoing, the covenant in this Section 8.14(a) shall not be tested as of the end of any Fiscal Quarter ending after the First Amendment Closing Date and prior to the Fiscal Quarter ending on or about March 31, 2022 (but otherwise shall be deemed to be in effect with respect to each such Fiscal Quarter end for all provisions under this Agreement and the other Loan Documents that refer to compliance or pro forma compliance with Section 8.14 or Section 8.14(a)).

(b)    Consolidated Fixed Charge Coverage Ratio. As of the last day of any Fiscal Quarter, permit the Consolidated Fixed Charge Coverage Ratio for the period of four (4) consecutive Fiscal Quarters of the Borrower then ended to be less than 1.25 to 1.00. Notwithstanding the foregoing, (i) the covenant in this Section 8.14(b) shall not be tested as of the end of any Fiscal Quarter ending after the First Amendment Closing Date and prior to the Fiscal Quarter ending on or about March 31, 2022 (but otherwise shall be deemed to be in effect with respect to each such Fiscal Quarter end for all provisions under this Agreement and the other Loan Documents that refer to compliance or pro forma compliance with Section 8.14 or Section 8.14(b)) and (ii) for the Fiscal Quarters ending on or about March 31, 2022 and June 30, 2022, the Consolidated Fixed Charge Coverage Ratio shall be determined for only the single Fiscal Quarter of the Borrower then ended (rather than the period of four (4) consecutive Fiscal Quarters of the Borrower then ended).

(c)    Liquidity. As of the last day of any month ending during the period commencing May 1, 2020 and ending July 1, 2022, permit Liquidity to be less than $25,000,000.

1.23    Amendment to Section 9.7. Section 9.7 of the Credit Agreement is hereby amended by (i) replacing each instance of the text “Consolidated Total Net Lease Adjusted Leverage Ratio” with the text “Consolidated Senior Secured Net Lease Adjusted Leverage Ratio” and (ii) deleting the text “Equity Cure Contributions” in clause (c) therein.

1.24    Amendment to Section 11.2. Section 11.2 of the Credit Agreement is hereby amended by inserting the text “(including Section 4.8(c))” immediately following the text “provided in any Loan Document”.

1.25    Amendment to Section 11.16. Section 11.16 of the Credit Agreement is hereby amended by amending and restating clause (b) therein in its entirety to read as follows:

(b)    Electronic Execution. The words “execute,” “execution,” “signed,” “signature,” “delivery” and words of like import in or related to this Agreement, any other Loan Document or any document, amendment, approval, consent, waiver, modification, information, notice, certificate, report, statement, disclosure, or authorization to be signed or delivered in connection with this Agreement or any other Loan Document or the transactions contemplated hereby shall be deemed to include Electronic Signatures or execution in the form of an Electronic Record, and contract formations on electronic platforms approved by the Administrative Agent, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Each party hereto agrees that any Electronic Signature or execution in the form of an Electronic Record shall be valid and binding on itself and each of the other parties hereto to the same extent as a manual, original signature. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the parties of a manually signed paper which has been converted into electronic form (such as scanned into PDF format), or an electronically signed paper converted into another format, for transmission, delivery and/or retention. Notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it; provided that without limiting the foregoing, (x) to the extent the Administrative Agent has agreed to accept such Electronic Signature from any party hereto, the Administrative Agent and the other parties hereto shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of the executing party without further verification and (y) upon the request of the Administrative Agent or any Lender, any Electronic Signature shall be promptly followed by an original manually executed counterpart thereof. Without limiting the generality of the foregoing, each party hereto hereby (i) agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Administrative Agent, the Lenders and any of the Credit Parties, electronic images of this Agreement or any other Loan Document (in each case, including with respect to any signature pages thereto) shall have the same legal effect, validity and enforceability as any paper original, and (ii) waives any argument, defense or right to contest the validity or enforceability of the Loan Documents based solely on the lack of paper original copies of any Loan Documents, including with respect to any signature pages thereto.

1.26    Amendment to Section 11.22. Section 11.22 of the Credit Agreement is hereby amended in its entirety to read as follows:

Section 11.22    Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)    the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and

(b)    the effects of any Bail-in Action on any such liability, including, if applicable:

(i)    a reduction in full or in part or cancellation of any such liability;

(ii)    a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority.

ARTICLE II
CONDITIONS

2.1    Closing Conditions. This Amendment shall become effective upon the satisfaction of the following conditions precedent (the “Second Amendment Effective Date”):

(a)    Execution of Amendment. The Administrative Agent shall have received a copy of this Amendment duly executed by the Borrower, the other Credit Parties, the Administrative Agent and the Lenders.

(b)    Amendment Fee. The Administrative Agent shall have received, for the account of each Lender, upfront fees in an aggregate amount equal to 0.10% of the aggregate amount of the Commitments on the Second Amendment Effective Date.

(c)    Other Fees and Out of Pocket Costs. The Borrower shall have paid or made arrangements to pay contemporaneously with closing any and all reasonable, documented out-of-pocket costs incurred by the Administrative Agent (including the fees, charges and disbursements of Moore & Van Allen PLLC as legal counsel to the Administrative Agent) and all other fees and amounts required to be paid to the Administrative Agent pursuant to Section 11.3(a) of the Credit Agreement in connection with this Amendment to the extent invoiced prior to the date hereof.

ARTICLE III
MISCELLANEOUS

3.1    Amended Terms. On and after the date hereof, all references to the Credit Agreement in each of the Credit Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

3.2    Representations and Warranties of Credit Parties. Each of the Credit Parties represents and warrants as follows:

(a)    Such Credit Party has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Amendment.

(b)    This Amendment has been duly executed and delivered on behalf of each of the Credit Parties. This Amendment constitutes a legal, valid and binding obligation of each of the Credit Parties, enforceable against such Credit Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar state or federal Debtor Relief Laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies.

(c)    No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the execution, delivery or performance of this Amendment by the Credit Parties (other than those which have been obtained) or with the validity or enforceability of this Amendment against the Credit Parties.

(d)    The representations and warranties made by the Credit Parties in the Credit Agreement and the other Loan Documents are true and correct in all material respects, except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty is true and correct in all respects, on and as of the date hereof as if made on and as of such date, (except for any such representation and warranty that by its terms is made only as of an earlier date, which representation and warranty is true and correct in all material respects as of such earlier date, except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty is true and correct in all respects as of such earlier date).

(e)    No Default or Event of Default has occurred and is continuing on the date hereof.

(f)    The Security Documents continue to create a valid security interest in, and Lien upon, the Collateral purported to be covered thereby, in favor of the Administrative Agent, for the benefit of the holders of the Secured Obligations, which security interests and Liens are perfected in accordance with the terms of the Security Documents and prior to all Liens other than Permitted Liens.

(g)    The Obligations of the Credit Parties are not reduced or modified by this Amendment (except as set forth herein) and, as of the date hereof, are not subject to any offsets, defenses or counterclaims.

3.3    Reaffirmation of Obligations. Each Credit Party hereby ratifies the Credit Agreement, as amended hereby, and each other Credit Document to which it is a party and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement, as amended hereby, and each other Credit Document to which it is a party applicable to it and (b) that it is responsible for the observance and full performance of its respective obligations under the Credit Documents.

3.4    Release. The Borrower and each of the other Credit Parties hereby releases and forever discharges the Administrative Agent, each Lender, the Issuing Lender, the Swingline Lender and their respective predecessors, successors, assigns, attorneys and Related Parties (each and every of the foregoing, a “Lender Party”) from any and all claims, counterclaims, demands, damages, debts, suits, liabilities, actions and causes of action of any nature whatsoever, in each case to the extent arising in connection with any of the Credit Documents through the date hereof, whether arising at law or in equity, whether known or unknown, whether liability be direct or indirect, liquidated or unliquidated, whether absolute or contingent, foreseen or unforeseen, and whether or not heretofore asserted, which any Credit Party may have or claim to have against any Lender Party.

3.5    Credit Document. This Amendment shall constitute a Credit Document under the terms of the Credit Agreement.

3.6    Entirety. This Amendment and the other Credit Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

3.7    Expenses. Pursuant to and subject to Section 11.3(a) of the Credit Agreement, the Borrower agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of the Administrative Agent’s legal counsel.

3.8    Counterparts; Electronic Execution. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed signature page of this Amendment by facsimile transmission or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterparty hereof.

3.9    GOVERNING LAW. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

3.10    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

3.11    Consent to Jurisdiction; Service of Process; Waiver of Jury Trial. The jurisdiction, services of process and waiver of jury trial provisions set forth in Section 11.5 and Section 11.6 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

[Signature pages to follow]

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed on the date first above written.

BORROWER:                    SSE HOLDINGS, LLC,
                        a Delaware limited liability company

By: /s/ Ron Palmese, Jr.
Name: Ron Palmese, Jr.
Title: General Counsel

GUARANTORS:                    CUSTARD’S FIRST STAND, LLC,
                        a New York limited liability company
SHAKE SHACK 366 COLUMBUS LLC,
a New York limited liability company
SHAKE SHACK 1111 LINCOLN ROAD LLC,
a New York limited liability company
SHAKE SHACK 300 WEST 44TH STREET LLC,
a New York limited liability company
SHAKE SHACK 152 E 86 LLC,
a New York limited liability company
SHAKE SHACK 18TH STREET NW WASHINGTON D.C. LLC, a Delaware limited liability company
SHAKE SHACK 102 NORTH END AVE LLC,
a New York limited liability company
SHAKE SHACK WESTPORT LLC,
a Delaware limited liability company
SHAKE SHACK FULTON STREET BROOKLYN LLC, a Delaware limited liability company
SHAKE SHACK SANSOM STREET PHILADELPHIA LLC, a Delaware limited liability company
SHAKE SHACK CORAL GABLES, LLC,
a Delaware limited liability company
SHAKE SHACK WESTBURY LLC,
a Delaware limited liability company
SHAKE SHACK NEW HAVEN LLC,
a Delaware limited liability company
SHAKE SHACK BOSTON CHESTNUT HILL LLC,
a Delaware limited liability company
SHAKE SHACK BOCA RATON LLC,
a Delaware limited liability company
SHAKE SHACK 800 F STREET LLC,
a Delaware limited liability company
SHAKE SHACK GRAND CENTRAL LLC,
a Delaware limited liability company

By: /s/ Ron Palmese, Jr.
Name: Ron Palmese, Jr.
Title: General Counsel of each of the foregoing

SHAKE SHACK UNIVERSITY CITY PHILADELPHIA LLC,
a Delaware limited liability company
SHAKE SHACK KING OF PRUSSIA LLC,
a Delaware limited liability company
SHAKE SHACK PARAMUS LLC,
a Delaware limited liability company
SHAKE SHACK HARVARD SQUARE BOSTON LLC, a Delaware limited liability company
SHAKE SHACK FLATBUSH BROOKLYN LLC,
a Delaware limited liability company
SHAKE SHACK UNION STATION WASHINGTON D.C. LLC, a Delaware limited liability company
SHAKE SHACK DUMBO BROOKLYN LLC,
a Delaware limited liability company
SHAKE SHACK BUCKHEAD ATLANTA LLC,
a Delaware limited liability company
SHAKE SHACK TYSONS CORNER FAIRFAX COUNTY LLC, a Delaware limited liability company
SHAKE SHACK WINTER PARK ORLANDO LLC,
a Delaware limited liability company
SHAKE SHACK CHICAGO OHIO STREET LLC,
a Delaware limited liability company
SHAKE SHACK SOUTH LAMAR AUSTIN LLC,
a Delaware limited liability company
SHAKE SHACK LAS VEGAS PARK LLC,
a Delaware limited liability company
SHAKE SHACK GARDEN STATE PLAZA WESTFIELD LLC,
a Delaware limited liability company
SHAKE SHACK NEWBURY STREET BOSTON LLC,
a Delaware limited liability company
SHAKE SHACK THE DOMAIN AUSTIN LLC,
a Delaware limited liability company
SHAKE SHACK 600 THIRD AVE NEW YORK CITY LLC, a Delaware limited liability company
SHAKE SHACK CAA CHICAGO LLC,
a Delaware limited liability company
SHAKE SHACK PRATT STREET BALTIMORE LLC,
a Delaware limited liability company
SHAKE SHACK INTERNATIONAL DRIVE ORLANDO LLC, a Delaware limited liability company
SHAKE SHACK LAKE SUCCESS LONG ISLAND LLC, a Delaware limited liability company
SHAKE SHACK LEGACY PLACE DEDHAM LLC,
a Delaware limited liability company

By: /s/ Ron Palmese, Jr.
Name: Ron Palmese, Jr.
Title: General Counsel of each of the foregoing

SHAKE SHACK 1333 BROADWAY NYC LLC,
a Delaware limited liability company
SHAKE SHACK SEAPORT BOSTON LLC,
a Delaware limited liability company
SHAKE SHACK ROUTE 110 MELVILLE LLC,
a Delaware limited liability company
SHAKE SHACK OLD ORCHARD SKOKIE LLC,
a Delaware limited liability company
SHAKE SHACK BRIDGEWATER COMMONS LLC,
a Delaware limited liability company
SHAKE SHACK WOODBURY COMMONS LLC,
a Delaware limited liability company
SHAKE SHACK PENTAGON CENTER ARLINGTON LLC, a Delaware limited liability company
SHAKE SHACK FASHION SQUARE SCOTTSDALE LLC, a Delaware limited liability company
SHAKE SHACK FULTON CENTER NYC LLC,
a Delaware limited liability company
SHAKE SHACK DOWNTOWN SUMMERLIN LLC,
a Delaware limited liability company
SHAKE SHACK QUEENS CENTER MALL LLC,
a Delaware limited liability company
SHAKE SHACK WEST HOLLYWOOD LA LLC,
a Delaware limited liability company
SHAKE SHACK THE GALLERIA HOUSTON LLC,
a Delaware limited liability company
SHAKE SHACK WOODFIELD MALL SCHAUMBURG LLC,
a Delaware limited liability company
SHAKE SHACK LEGACY WEST PLANO LLC,
a Delaware limited liability company
SHAKE SHACK KING OF PRUSSIA LLC,
a Delaware limited liability company
SHAKE SHACK DELAWARE LLC,
a Delaware limited liability company
SHAKE SHACK ASTOR PLACE LLC,
a Delaware limited liability company
SHAKE SHACK ARIZONA LLC,
a Delaware limited liability company
SHAKE SHACK GEORGIA LLC,
a Delaware limited liability company
SHAKE SHACK NEW YORK LLC,
a Delaware limited liability company
SHAKE SHACK NEW JERSEY LLC,
a Delaware limited liability company
SHAKE SHACK NORTH CAROLINA LLC,
a Delaware limited liability company

By: /s/ Ron Palmese, Jr.
Name: Ron Palmese, Jr.
Title: General Counsel of each of the foregoing

SHAKE SHACK TEXAS LLC,
a Delaware limited liability company
SHAKE SHACK KENTUCKY LLC,
a Delaware limited liability company
SHAKE SHACK CALIFORNIA LLC,
a Delaware limited liability company
SHAKE SHACK FLORIDA LLC,
a Delaware limited liability company
SHAKE SHACK CONNECTICUT LLC,
a Delaware limited liability company
SHAKE SHACK MINNESOTA LLC,
a Delaware limited liability company
SHAKE SHACK MISSOURI LLC,
a Delaware limited liability company
SHAKE SHACK MARYLAND LLC,
a Delaware limited liability company
SHAKE SHACK MARYLAND MANAGEMENT COMPANY LLC, a Delaware limited liability company
SHAKE SHACK POTOMAC MARYLAND MANAGEMENT COMPANY LLC,
a Delaware limited liability company
SHAKE SHACK MICHIGAN LLC,
a Delaware limited liability company
SHAKE SHACK ALABAMA LLC,
a Delaware limited liability company
SHAKE SHACK TENNESSEE LLC,
a Delaware limited liability company
SHAKE SHACK ILLINOIS LLC,
a Delaware limited liability company
SHAKE SHACK WASHINGTON D.C. LLC,
a Delaware limited liability company
SHAKE SHACK NEVADA LLC,
a Delaware limited liability company
SHAKE SHACK RHODE ISLAND LLC,
a Delaware limited liability company
SHAKE SHACK COLORADO LLC,
a Delaware limited liability company
SHAKE SHACK OHIO LLC,
a Delaware limited liability company
SHAKE SHACK PENNSYLVANIA LLC,
a Delaware limited liability company
SHAKE SHACK WASHINGTON LLC,
a Delaware limited liability company
SHAKE SHACK WISCONSIN LLC,
a Delaware limited liability company
SHAKE SHACK ENTERPRISES, LLC,
a New York limited liability company

By: /s/ Ron Palmese, Jr.
Name: Ron Palmese, Jr.
Title: General Counsel of each of the foregoing

SHAKE SHACK ENTERPRISES INTERNATIONAL, LLC, a New York limited liability company
SSE HOLDINGS, LLC,
a Delaware limited liability company
SSE IP, LLC,
a Delaware limited liability company
SHAKE SHACK DOMESTIC LICENSING LLC,
a Delaware limited liability company
SHAKE SHACK MIDDLE EAST LLC,
a Delaware limited liability company
SHAKE SHACK RUSSIA LLC,
a Delaware limited liability company
SHAKE SHACK TURKEY LLC,
a Delaware limited liability company
SHAKE SHACK UNITED KINGDOM LLC,
a Delaware limited liability company
SHAKE SHACK TEXAS BEVERAGE COMPANY LLC, a Texas limited liability company
SHAKE SHACK TEXAS HOLDING COMPANY LLC,
a Texas limited liability company
SHAKE SHACK TEXAS MANAGEMENT COMPANY LLC, a Texas limited liability company
SHAKE SHACK MOBILE LLC,
a Delaware limited liability company
SHAKE SHACK LOUISIANA LLC,
a Delaware limited liability company
SHAKE SHACK MASSACHUSETTS LLC,
a Delaware limited liability company
SHAKE SHACK UTAH LLC,
a Delaware limited liability company
SHAKE SHACK TRUCKS LLC,
a Delaware limited liability company
SHAKE SHACK VIRGINIA LLC,
a Delaware limited liability company
SHAKE SHACK INDIANA LLC,
a Delaware limited liability company
SHAKE SHACK KANSAS DOMESTIC LLC,
a Kansas limited liability company

By: /s/ Ron Palmese, Jr.
Name: Ron Palmese, Jr.
Title: General Counsel of each of the foregoing

ADMINISTRATIVE AGENT
AND LENDERS:                    WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent, Swingline Lender, Issuing Lender
and Lender

By: /s/ Maureen Malphus
Name: Maureen Malphus
Title: Vice President